Exhibit 10.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE “LAWS”). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE APPLICABLE LAWS OR (II) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE APPLICABLE LAWS.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

     Warrant No.                                                             Number of Shares: 500,000

Date of Issuance: November 13, 2017

American Electric Technologies, Inc., a Florida corporation (the “Company”), hereby certifies that, for value received, HD Special-Situations III, LP, a Delaware limited partnership, and its permitted assigns, as the registered holder hereof (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant to Purchase Common Stock (the “Warrant”), at any time after the date of issuance shown above (the “Date of Issuance”), but not after 5:00 P.M. California time on the Expiration Date (as defined herein), Five Hundred Thousand (500,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (each a “Warrant Share” and collectively the “Warrant Shares”) at a purchase price (the “Warrant Exercise Price”) equal to $2.26 per share.  Both the number of Warrant Shares purchasable hereunder and the Warrant Exercise Price are subject to adjustment as provided in Section 10 below.

Section 1.   Definitions.

(a)   The following terms used in this Warrant shall have the following meanings:

“Common Stock” means (i) the Company’s $0.001 par value common stock and (ii) any capital stock into which such common stock shall have been changed or any capital stock resulting from a reclassification of such common stock.

“Expiration Date” means the date which is five (5) years from the Date of Issuance or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the State of California (a “Holiday”), the next succeeding date that is not a Holiday.

“Market Price” means the average of the closing stock prices for the Common Stock for the ten trading days immediately prior to the date on which a Notice of Exercise is delivered to the Company, as reported on the trading market on which the Common Stock may then be quoted, if any such trading market may exist.

“Note Purchase Agreement” shall mean the Note Purchase Agreement dated March 23, 2017, by and among the Company, M&I Electric Industries, Inc., South Coast Electric Systems, LLC and HD Special-Situations III, LP.

“Securities Act” means the Securities Act of 1933, as amended.

“TMA” shall mean the Transaction Modification Agreement dated concurrently herewith by and among the Company, M&I Electric Industries, Inc., South Coast Electric Systems, LLC and HD Special-Situations III, LP.

(b)   Other definitional provisions:

(i)     Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company’s successors and (B) to any applicable law shall be deemed references to such applicable law as the same may be amended or supplemented from time to time.

(ii)    When used in this Warrant, unless otherwise specified in a particular instance, the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall refer to this Warrant as a whole and not to any specific provision of this Warrant, and the word “Section” shall refer to Sections of this Warrant unless otherwise specified.

(iii)   Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

(iv)    When used in this Warrant, “transfer” shall include any disposition of this Warrant or any Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act or applicable state securities laws.

(v)Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement and/or the TMA.

Section 2.   Exercise of this Warrant.

(a)   Subject to the terms and conditions hereof, this Warrant may be exercised by Holder, as a whole or in part (except that this Warrant shall not be exercisable as to a fractional share), at any time prior to 5:00 p.m. California  time on the Expiration Date.  The rights represented by this Warrant shall  be exercised by Holder by (i) delivery of a written notice in the form attached hereto (a “Notice of Exercise”) of Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the

Warrant is being exercised in immediately available funds (either by wire transfer or a certified or cashier’s check drawn on a United States bank) and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to Holder).  The Company shall pay any issuance or transfer taxes that are applicable to any exercise of this Warrant.

(b)    In addition, at any time prior to 5:00 p.m. on the Expiration Date, and notwithstanding anything to the contrary contained in this Warrant, at such time as the Market Price per share of the Common Stock exceeds the Warrant Exercise Price, this Warrant may be exercised by presentation and surrender of this Warrant to the Company in a cashless exercise, including a written calculation of the number of Warrant Shares to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Warrant Exercise Price, Holder shall surrender this Warrant for, and the Company shall issue in respect thereof, the number of Warrant Shares determined by multiplying the number of Warrant Shares to which Holder would otherwise be entitled by a fraction, the numerator of which shall be determined by subtracting the Warrant Exercise Price from the then current Market Price per share of  Common Stock, and the denominator of which shall be the then current Market Price per share of Common Stock.

(c)   Any Warrant Shares shall be deemed to be issued to Holder, as the record owner of such Warrant Shares, as of the date on which this Warrant shall have been surrendered, the completed Notice of Exercise shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such Warrant Shares as set forth above, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.  For each exercise of the rights represented by this Warrant in compliance with this Section 2, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, Holder, shall be delivered to, or as directed by, Holder within five (5) business days after such rights shall have been so exercised.

(d)   Unless this Warrant shall have expired or shall have been fully exercised, upon an exercise of this Warrant the Company shall issue a new Warrant identical in all respects to this Warrant except that it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise, less the number of Warrant Shares with respect to which this Warrant is exercised (or, in the case of a Cashless Exercise, the number of shares to which Holder would otherwise have been entitled).

(e)   In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of Warrant Shares as are not disputed in accordance with this Section. If such dispute only involves the number of Warrant Shares receivable by Holder under a Cashless Exercise, the Company shall submit the disputed calculations to an independent accounting firm reasonably acceptable to Holder within fifteen (15) business days of receipt of the Notice of Exercise. The accountant shall review the calculations and notify the Company and Holder of the results no later than fifteen (15) business days from the date it receives the disputed calculations. The accountant’s calculation shall be deemed conclusive absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

Section 3.  Covenants as to Common Stock.     The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.  The representations, warranties and covenants of the Company set forth in Sections 6 and 7 of the TMA are hereby incorporated into this Warrant by reference and such provisions shall survive the repayment of the Note and other amounts due under the Note Purchase Agreement and/or the TMA.

Section 4.  Taxes.  The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of Holder or any permitted transferee of this Warrant.

Section 5.  Warrant Holder Not Deemed a Stockholder.   No Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issuance of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to Holder of the Warrant Shares which Holder is then entitled to receive upon the due exercise of this Warrant. Notwithstanding the foregoing, the Company shall provide Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the delivery thereof to the stockholders.

Section 6.  No Limitation on Corporate Action.    No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, transfer all or any part of its property or assets, or exercise any other of its corporate rights and powers.

Section 7.  Representations of Holder.    By the acceptance of this Warrant, Holder represents that (i) it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof and (ii) it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation

D promulgated by the Securities and Exchange Commission under the Securities Act.  Upon exercise of this Warrant, Holder shall, if requested by the Company, confirm the foregoing representations in writing, in a form satisfactory to the Company.  If Holder cannot make such representations because they would be factually incorrect, it shall be a condition to Holder's exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure it that the issuance of the Warrant Shares shall not violate any federal or applicable state securities laws.

Section 8.  Representations of the Company.  The Company represents that it has the requisite power and authority to issue and sell this Warrant and perform it obligations under this Warrant in accordance with its terms.  The Company’s execution, delivery and performance of this Warrant have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its stockholders, or any other  individual or entity, is required.  This Warrant (i) has been duly and validly authorized, executed and delivered by the Company and (ii) constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

Section 9.  Restrictions on Transfer.     Holder understands that (i) this Warrant and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws (other than as described in the Registration Rights Agreement entered into concurrently herewith (the “Registration Rights Agreement”)), and may not be offered for sale, sold, assigned or transferred except as provided in the TMA and the Registration Rights Agreement, and (ii) neither the Company nor any other individual or entity is under any obligation to register such securities (other than as described in the Registration Rights Agreement) under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

Section 10.  Adjustments.

(a)Reclassification, Reorganization and Certain Other Transactions. In case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of this Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation or merger.  The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations or mergers. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Company’s Board of Directors acting in good faith.

(b)   Dividends and Stock Splits.    If and whenever the Company shall effect a stock dividend, a stock split, a stock combination, or a reverse stock split of the Common Stock, the number of Warrant Shares purchasable hereunder and the Warrant Exercise Price shall be proportionately adjusted in the manner determined by the Company's Board of Directors acting in good faith.  The number of shares, as so adjusted, shall be rounded to the nearest whole number and the Warrant Exercise Price shall be rounded to the nearest tenth of a cent.

Section 11.  Lost, Stolen, Mutilated or Destroyed Warrant.   If this Warrant is lost, stolen or destroyed, the Company shall, on receipt of an indemnification undertaking reasonably satisfactory to the Company, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen or destroyed.  In the event Holder asserts such loss, theft or destruction of this Warrant, the Company may require Holder to post a bond issued by a surety reasonably satisfactory to the Company with respect to the issuance of such new Warrant.

Section 12.   Notices.   Any and all communications required or permitted to be provided hereunder shall be in writing and shall be given and deemed effective as provided in the Note Purchase Agreement.  The addresses for such communications shall be as provided in the Note Purchase Agreement or such other addresses as may most recently have been designated in writing.

Section 13.  Miscellaneous.    This Warrant and any provision  hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and interpreted under the laws of the State of Florida, without regard to the principles of conflict of laws. Headings are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Warrant shall be binding upon the Company and its successors and shall inure to the benefit of Holder and its successors and permitted assigns.

Section 14.    Waiver of Jury Trial.  THE PARTIES EACH WAIVE, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS WARRANT.

Section 15.  Effect of Expiration Date.    This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m. California time on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Sections 9 and 14 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officers as of the Date of Issuance.

  The Company:

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: November 13, 2017	By:	/s/ Charles M. Dauber

Charles M. Dauber
President and CEO
Date: November 13, 2017	By:	/s/ William B. Brod
William B. Brod
Senior Vice President and CFO

NOTICE OF EXERCISE

AMERICAN ELECTRIC TECHNOLOGIES, INC.

The undersigned hereby exercises the right to purchase the number of Warrant Shares covered by the Warrant attached hereto as specified below according to the conditions thereof and herewith makes payment of $                       (unless effected by a Cashless Exercise in accordance with the terms of the Warrant), which constitutes the aggregate Warrant Exercise Price of such Warrant Shares pursuant to the terms and conditions of the Warrant.

(i)  The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained upon exercise of the Warrant except under circumstances that will not result in a violation of the 1933 Act or applicable state securities laws.

(ii)  The undersigned requests that the stock certificates for the Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the terms of the Warrant in the name of Holder and delivered to the undersigned at the address set forth below.

Dated:                       , _____.

____________________________ (Name of Holder)

By: ___________________________
Title:

Address:  ___________________________________

___________________________________
___________________________________

Number of Warrant Shares being purchased for cash:  ________________________

Number of Warrant Shares being purchased by Cashless Exercise:  ________________________